UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 18, 2012

TCF FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-10253 (Commission File Number)	41-1591444 (IRS Employer Identification No.)

200 Lake Street East, Mail Code EX0-03-A, Wayzata, Minnesota 55391-1693

(Address of principal executive offices, including Zip Code)

(952) 745-2760

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

.

Item 8.01 Other Events.

On June 18, 2012, TCF Financial Corporation (the “Company”) announced it has commenced an underwritten registered public offering of Depositary Shares, with each Depositary Share representing ownership of 1/1,000th of a share of the Company’s Series A Non-Cumulative Perpetual Preferred Stock.  TCF intends to grant the underwriters a 30-day option to purchase additional Depositary Shares to cover over-allotments, if any.

The Company also announced that it expects to use a portion of the proceeds of the offering to redeem all of its $115,010,000 aggregate principal amount of 10.75% Junior Subordinated Notes, Series I (the “Notes”) held by TCF Capital I, a Delaware statutory trust (the “Trust”), with the Trust simultaneously redeeming all of its $115,000,000 aggregate principal amount of 10.75% Capital Securities, Series I (“Trust Preferred Securities”) and $10,000 aggregate principal amount of 10.75% Common Securities, Series I. The Notes are redeemable for a 90-day period upon the occurrence of a “capital treatment event” under that certain Indenture, dated as of August 19, 2008, by and between TCF and Wilmington Trust Company as Trustee, as supplemented by a Supplemental Indenture also dated as of August 19, 2008 (as supplemented, the “Indenture”).  The Board of Governors of the Federal Reserve System ( the “Federal Reserve”) on June 7, 2012 approved for publication in the federal register a  notice of proposed rulemaking, entitled Regulatory Capital Rules: Regulatory Capital, Implementation of Basel III- Minimum Regulatory Capital Ratios, Capital Adequacy,  Transition Provisions, and Prompt Corrective Action (the “Notice”). The Company has determined that  the Federal Reserve’s approval for publication of the Notice constituted a “capital treatment event.”  Under the terms of the Indenture, the Company must also obtain the approval of the Federal Reserve Board prior to redeeming the Notes due to the occurrence of a “capital treatment event.”  The Company received approval from the Federal Reserve Board to use the proceeds from the offering to redeem the Notes.  The Trust Preferred Securities and Trust Common Securities have no stated maturity, but are to be redeemed upon redemption of the Notes.  The Company expects to use any remaining net proceeds from the sale of the Depositary Shares for general corporate purposes, which may include capital to support asset growth.

This disclosure does not constitute a notice of redemption with respect to the Notes, the Trust Preferred Securities or the Trust Common Securities.

A copy of the Company’s press release containing such announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by this reference.  A copy of the Indenture and Supplemental Indenture were included as Exhibits 4.1 and 4.2, respectively, to the Company’s Current Report on Form 8-K filed on August 19, 2008 and are incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.
99.1	Press Release of TCF Financial Corporation dated June 18, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TCF FINANCIAL CORPORATION

/s/ William A. Cooper
William A. Cooper, Chairman and Chief Executive Officer (Principal Executive Officer)

/s/ Michael S. Jones
Michael S. Jones, Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ David M. Stautz
David M. Stautz, Senior Vice President, Controller and Managing Director of Corporate Development (Principal Accounting Officer)

Dated:    June 18, 2012